UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AECOM
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MMMMMMMMMMMM + MMMMMMM C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/ACM or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the AECOM Stockholder Meeting to be Held on February 24, 2021 Under the Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and instructions to access the virtual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Form 10-K for Fiscal Year 2020, and Annual Report to Stockholders are available at: www.envisionreports.com/ACM Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/ACM. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 12, 2021 to facilitate timely delivery. + 2 N O T C O Y 03D6TC MMMMMMMMM Stockholder Meeting Notice 1234 5678 9012 345

AECOM’s Annual Meeting of Stockholders will be held on Wednesday, February 24, 2021 at 8:00 a.m. Pacific Time, virtually via the internet at www.meetingcenter.io/276990237. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — ACM2021. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all of the listed director nominees; and FOR Proposals 2 and 3 and AGAINST Proposal 4. 1. 2. 3. 4. Elect the 11 directors nominees named in the Company’s proxy statement to serve until the Company’s 2022 Annual Meeting of Stockholders. Ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2021. Advisory vote to approve the Company’s executive compensation. Stockholder proposal regarding lobbying disclosure. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials AECOM” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 12, 2021. Stockholder Meeting Notice

Dear ,

The 2021 AECOM Annual Meeting of Stockholders will be held on February 24, 2021 at 8:00 AM Pacific Time. You can now access the meeting materials and cast your vote online.

Review meeting materials and proposals

Cast your vote

If your shares are held on your behalf by Sun Life Financial, your vote must be received by 5:00 p.m. Central Time on February 15, 2021.

If your shares are held on your behalf by Merrill Lynch Wealth Management, your vote must be received by 5:00 p.m. Central Time on February 16, 2021.

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